MERIDIAN BIOSCIENCE, INC.

EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meridian Bioscience, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2004 as amended by this Form 10-K/A Amendment No. 1 (the “Report”), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Motto

William J. Motto
Chairman of the Board and
Chief Executive Officer

May 26, 2005

/s/ Melissa Lueke

Melissa Lueke
Vice President and
and Chief Financial Officer

May 26, 2005